UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2023

TLG Acquisition One Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive, Suite 520 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 945-8340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third redeemable warrant	TLGA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TLGA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to Merger Agreement

As previously disclosed, on November 13, 2022, TLG Acquisition One Corp. (“TLG”) and Eagle Merger Corp., a Delaware corporation and wholly-owned subsidiary of TLG, entered into a Merger Agreement (as amended by that First Amendment to Merger Agreement, dated December 23, 2022, and as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”) with Electriq Power, Inc., a Delaware corporation (“Electriq”). We refer to TLG after the consummation of the transactions contemplated by the Merger Agreement (the “Business Combination”) as “New Electriq.” Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

On March 22, 2023, each of the parties to the Merger Agreement entered into a Second Amendment to Merger Agreement (the “Second Merger Agreement Amendment”), pursuant to which the parties agreed to, among other things, eliminate the Cash Election and modify the references to the exchange process and the trust termination process accordingly.

A copy of the Second Merger Agreement Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Second Merger Agreement Amendment is not complete and is qualified in its entirety by reference to the Second Merger Agreement Amendment filed herewith.

First Amendment to Amended and Restated Securities Purchase Agreement

As previously disclosed, on November 13, 2022, Electriq entered into a securities purchase agreement with John Michael Lawrie (as amended and restated on December 23, 2022, and as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “A&R Securities Purchase Agreement”), pursuant to which Mr. Lawrie agreed to purchase secured convertible promissory notes from Electriq in an aggregate amount of up to $8.5 million (the “Lawrie Notes”), the initial $5 million of which Mr. Lawrie funded on December 23, 2022.

On March 22, 2023, each of the parties to the A&R Securities Purchase Agreement entered into a First Amendment to the Amended and Restated Securities Purchase Agreement (the “A&R SPA Amendment”), pursuant to which the parties agreed to, among other things, eliminate funding under the Permanent Financing (as defined in the A&R Securities Purchase Agreement) as a closing condition to Mr. Lawrie’s funding of the remaining $3.5 million under the Lawrie Notes.

A copy of the A&R SPA Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the A&R SPA Amendment is not complete and is qualified in its entirety by reference to the A&R SPA Amendment filed herewith.

First Amendment to Lock-Up Agreement

As previously disclosed, on November 13, 2022, certain security holders of Electriq (the “Electriq Holders”) entered into agreements with Electriq and TLG (each, a “Lock-up Agreement”), pursuant to which the Electriq Holders agreed, among other things, that their shares of TLG Class A Common Stock received as Closing Merger Consideration may not be transferred until the earlier to occur of (i) six months following Closing and (ii) the date after the Closing on which New Electriq completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of New Electriq stockholders having the right to exchange their equity holdings in New Electriq for cash, securities or other property (the “Lock-up”).

On March 22, 2023, the parties to each of the Lock-up Agreements entered into a First Amendment to the Lock-up Agreement (the “Lock-up Amendment”), pursuant to which the parties agreed to amend the definition of “Restricted Securities” such that a fraction of the Closing Merger Consideration (equal to approximately 5%) received by each Electriq Holder will not be subject to the Lock-up (such fraction as further identified in the Lock-up Amendment).

A copy of the form Lock-up Amendment is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Lock-up Amendment is not complete and is qualified in its entirety by reference to the Lock-up Amendment filed herewith.

Additional Information and Where to Find It

This communication relates to the proposed Business Combination involving TLG and Electriq. This communication may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to TLG’s stockholders for their consideration. In connection with the proposed Business Combination, TLG has filed with the SEC a registration statement on Form S-4 (the “Form S-4”), in which a joint proxy statement/consent solicitation statement/prospectus (the “Proxy Statement/Prospectus”) was included. The information in the Form S-4 is not complete and may be changed. TLG also intends to file other relevant documents with the Securities and Exchange Commission (“SEC”) regarding the proposed Business Combination. After the Form S-4 is declared effective by the SEC, the definitive Proxy Statement/Prospectus will be mailed to TLG’s stockholders in connection with TLG’s solicitation of proxies for the vote of TLG’s stockholders in connection with the proposed Business Combination and other matters as described in such Proxy Statement/Prospectus, and will serve as the prospectus relating to the offer of the securities to be issued to Electriq’s stockholders in connection with the completion of the proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, INVESTORS AND STOCKHOLDERS OF TLG AND INVESTORS AND STOCKHOLDERS OF ELECTRIQ AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

The Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by TLG with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from TLG at https://tlgacquisitions.com/investor-relations/default.aspx or by directing a written request to TLG at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

TLG, Electriq and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Business Combination. Information regarding TLG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 20, 2023 (the “Annual Report”). To the extent that holdings of TLG’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Form S-4, the Proxy Statement/Prospectus and other relevant materials relating to the proposed Business Combination to be filed with the SEC when they become available. Stockholders and other investors should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Second Amendment to Merger Agreement, dated as of March 22, 2023, by and among TLG Acquisition One Corp., Eagle Merger Corp. and Electriq Power, Inc.

10.1	First Amendment to Amended and Restated Securities Purchase Agreement, dated as of March 22, 2023, between Electriq Power, Inc. and John Michael Lawrie.

10.2	Form of First Amendment to Lock-up Agreement, dated as of March 22, 2023, by and among certain stockholders of Electriq, Electriq and TLG.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLG ACQUISITION ONE CORP.
Dated: March 22, 2023

	By:	/s/ John Michael Lawrie
Name: John Michael Lawrie
Title: Chief Executive Officer